MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.





FUND LOGO




Quarterly Report

September 30, 1998



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.



Map Depictinf the Fund's Asset Allocation As a Percentage* of Net
Assets as of September 30, 1998

VENEZUELA                                    1.3%
BRAZIL                                     11.7%
PORTUGAL                                    0.4%
HUNGARY                                     4.1%
POLAND                                      6.2%
RUSSIA                                      0.0%++
GREECE                                      2.1%
TURKEY                                      2.1%
PAKISTAN                                    0.0%++
INDIA                                       3.6%
THAILAND                                    1.8%
CHINA                                       0.5%
HONG KONG                                   1.0%
SOTH KOREA                                  3.3%
MEXICO                                     13.7%
ARGENTINA                                   2.2%
ITALY                                       0.7%
EGYPT                                       0.7%
SOUTH AFRICA                                5.6%
ISRAEL                                      3.8%
INDONESIA                                   0.9%
MALAYSIA                                    2.4%
TAIWAN                                      3.1%

[FN]
 *Total may not equal 100%.
++Percent of net assets is less than 0.1%.



Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1998


DEAR SHAREHOLDER


During the three-month period ended September 30, 1998, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -25.86%, -25.97%, -25.98% and -25.84%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The total return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI
EMF) Index was -22.01%, and the unmanaged Salomon Brothers Brady Bond Index declined 15.07% during the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI EMF Index and are for the three-month period ended September 30, 1998.) The steepest emerging market declines were in Russia, Latin America, Malaysia, China and South Africa. Only the markets in South Korea, Thailand and Morocco appreciated for the three-month period ended September 30, 1998. Detrimental to the Fund's performance during the September quarter were its overweighted positions in Hungary and Turkey, whose markets fell 33.67% and 47.40%, respectively. Also hurting performance was the Fund's underweighted position in Brady bonds, which outperformed most of the emerging markets during the September quarter.

Investment Review and Activities
During the past three months, most emerging and developed capital markets declined at double-digit rates. Only the US stock market fared slightly better, with a decline of 9.13% for the September quarter. The unmanaged MSCI World Index, a proxy for the US and international markets combined, declined 11.9% for the September quarter, but was up 1.8% for the month of September. This September rally was spurred by hopes for a coordinated cut in interest rates by the Group of Seven Industrialized Nations and expectations about an International Monetary Fund (IMF)/US Treasury support package for Latin America.

During the September quarter, several developments pointing to a rapid deterioration in the world's economic performance coincided to impact nearly all markets adversely. Among the key developments creating a mood of crisis were the currency devaluation, debt devaluation and unstable politics in Russia, the deflationary pressures on US corporate earnings, and the absence of recoveries in the Japanese and other Asian economies. The ensuing volatility in markets heightened investor nervousness about further currency devaluations. Furthermore, the declines in developed markets compounded investors' loss of confidence and interest in emerging markets.

In August, the Russian crisis prompted stock market declines throughout the emerging markets, but especially in Latin America, although direct links between Russia and the region are negligible. The effect on the Latin American markets was largely through portfolio capital flows. For instance, some investors sold Latin American securities, among the most liquid emerging market securities, to cover margin calls and losses suffered on Russian investments. In addition, because Latin American economies still depend heavily on external capital, any market turmoil that reduces these inflows or raises the cost of borrowing is detrimental to Latin American markets and currencies. For example, in Brazil interest rates were sustained at prohibitively high levels to avert a devaluation of the real. However, aside from the portfolio flow effects, worldwide deflationary pressures emanating from the unresolved Asian crisis are hurting the real economies in Latin America through damage to trade balances. The main source is the weakness in the prices of commodities, which are some of the region's chief exports. Thus, the crisis that started in a remote Southeast Asian country has derailed the economic recovery in Latin America. Our expectation is that actions will be taken by Latin American leaders that will be favorable for investors in the long term. This contrasts with the policy responses of the leaders in Russia (devaluation and default) and in some Asian countries (capital controls and the bailout of unviable companies).

The Mexican stock market declined 22.6% as investors focused on weak oil prices, a decelerating US economy, controversies surrounding the banking sector and political uncertainty. In response to weaker oil prices, the government announced a series of spending cuts that will inevitably slow economic growth.

In Brazil, the market declined 28.6% amid concerns about a possible devaluation of the real, the growing fiscal deficit and a stalled reform process. The government vigorously defended attacks on the currency by raising interest rates and, when necessary, deploying reserves.

The Argentine market declined 15.6%, chiefly reflecting Brazil's problems. However, unlike Brazil, Argentina has not witnessed any significant outflows of capital. One of our Argentine holdings is YPF S.A., a large energy company with businesses in oil and gas. YPF is usually viewed as a defensive stock.

There was greater divergence in performance among the Asian markets. Most declined steeply even as several governments began to actively support stock prices, limit investors' ability to take capital out of their countries and provide subsidies. There is now a tendency in some Asian countries to abandon austerity measures as well as orthodox economic reforms in favor of boosting growth. We are hopeful that this approach will be effective in triggering a recovery in these markets, but are wary of their long-term effects on the companies and capital markets there.

Malaysia showed the steepest decline (-39.6%), having experienced a contraction in gross domestic product (GDP) through August. The Malaysian government has decided to stimulate the economy through monetary easing and to defend the currency. To help achieve these goals, the government announced controls on the repatriation of proceeds from security sales. These controls will likely limit the Fund's ability to repatriate proceeds of its Malaysian investments. The precise nature of some of the restrictions is currently unclear. The Fund's investments in Malaysia may not be available to meet redemptions. Also, the Fund's management will not be able to reallocate the Fund's current investments in Malaysia to other investment opportunities outside Malaysia so long as the restrictions remain in place (which is currently anticipated to be at least until September 1999). This will affect the Fund's performance in the upcoming quarters. As of September 30, 1998, approximately 2.4% of the Fund's net assets was invested in Malaysia.

In China (whose market fell 14.5%), investors again became concerned that the renminbi would be devalued as a means to boost economic growth and contain rising unemployment. To counter this, authorities took steps to subsidize exporters, raise fiscal spending, encourage bank lending and close loopholes on capital controls.

Meanwhile, strains on the Hong Kong economy continued to build up, with GDP having contracted. In response to these market pressures, the Hong Kong Monetary Authority actively intervened to support the equity market and discourage speculators.

Among the best-performing markets in the region were South Korea and Thailand, up 6.5% and 6.3%, respectively. During the September quarter, nominal interest rates declined. In both countries, currencies have been relatively stable, inflationary pressure has been declining and liquidity has been ample. The South Korean market was also bolstered by anticipation of an increase in its weighting in the MSCI EMF index.

Markets that had somehow managed to escape the Asian contagion, such as those in emerging Europe, became infected with a vengeance during the September quarter by the Russian devaluation and default. In Russia (whose market was down 75.16%), rumors of a devaluation of the ruble had been circulating for many months. Russia did devalue in mid-August, followed by an effective default on government debt. This occurred despite the efforts of international agencies such as the IMF, which provided funds during the September quarter. The economic crisis accelerated as institutions and households sought to convert rubles to hard currency, prompting a run on Russian banks. Furthermore, the devaluation brought to a head a political crisis in which President Yeltsin fired several cabinet members, including his reformist prime minister, and subsequently had problems in replacing them. The tension was heightened by persistent rumors about Yeltsin's health and by fears of social unrest as a consequence of rising inflation and nationalist sentiments.

In Eastern European countries such as Poland, Hungary, and the Czech Republic, the markets were negatively affected by the perception of close ties to Russia. Poland and Hungary declined by 26.6% and 33.7%, respectively, because of the spillover effect from Russia. The Greek and Portuguese equity markets (down 4.13% and 14.9%, respectively) also corrected for the September quarter, both on the heels of international turmoil as well as profit-taking. Both of these markets had been seen as a play on convergence with the European Community.

One of our better-performing holdings is National Bank of Greece S.A., one of the largest retail banks in that country. This bank, which has a market share of 40% in deposits and 25% in lending, is undergoing a major restructuring since new management took over in 1996. In that process it has strengthened its balance sheet (making significant provisions and raising additional capital), and is now targeting cost-cutting as well.

All of the stock markets in the Middle East/Africa region, with the exception of Morocco (+8.34%), declined during the September quarter. The South African market declined by 19.47% for the September quarter, despite a sharp upturn during September as gold stocks rallied. The market has been hard hit by the Russian contagion as speculation against the rand rose, and, very much like the Latin American markets, high interest rates to defend the currency have combined with weakening commodity prices to quell optimism for improving growth.


Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1998


The Israeli market declined by 16.14% for the September quarter in response to concerns similar to those of Russia and other emerging markets. As a result, both local and foreign investors fled the equity market. Furthermore, the peace process has been dealt a blow by recent terrorist activities.

In the past, the Turkish market had performed independently of other markets. However, during the September quarter Turkey was not spared the damage from the global market turmoil and declined 47.4%. Interest rates increased sharply in Turkey during the September quarter, despite an improvement in inflation, as investors anticipated a weaker economic outlook because of important trade ties with Russia.

In Conclusion
We once again would caution our investors that the emerging capital markets generally experience greater volatility than the more developed markets. As we have noted before, these markets have been affected as much by external developments as by the events that occur within any particular country. Unfortunately, the rush of investors to exit emerging markets and the absence of strong growth drivers in the developed countries have triggered a vicious cycle of economic and financial deterioration. Hence, we expect many of the regions in which we invest to have a weaker near-term outlook than originally anticipated. However, we would also point out that valuations throughout our markets are attractive. It now remains to be seen at what levels investors feel comfortable with the risk/reward trade-offs presented by emerging markets securities.

We thank you for your interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to discussing economic, stock market and portfolio developments in our upcoming semi-annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



November 11, 1998





PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                        12 Month           3 Month        Since Inception
                                                      Total Return       Total Return       Total Return
ML Developing Capital Markets Fund Class A Shares        -50.24%            -25.86%            +16.67%
ML Developing Capital Markets Fund Class B Shares        -50.72             -25.97             -39.38
ML Developing Capital Markets Fund Class C Shares        -50.73             -25.98             -47.28
ML Developing Capital Markets Fund Class D Shares        -50.32             -25.84             -45.58


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods are: Class A Shares, from 9/01/89 to 9/30/98; Class B Shares, from 7/01/94 to 9/30/98; and Class C & Class D Shares, from 10/21/94 to 9/30/98.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/98                        -50.24%        -52.86%
Five Years Ended 9/30/98                  - 6.25         - 7.25
Inception (9/01/89) through 9/30/98       + 1.71         + 1.11

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/98                        -50.72%        -52.54%
Inception (7/01/94) to 9/30/98            -11.11         -11.11

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/98                        -50.73%        -51.18%
Inception (10/21/94) to 9/30/98           -14.99         -14.99

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/98                        -50.32%        -52.93%
Inception (10/21/94) to 9/30/98           -14.30         -15.47

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1998


CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                          (in US dollars)
                                Shares Held/                                                                       Percent of
AFRICA       Industries          Face Amount         Investments                           Cost          Value     Net Assets
South        Banking                  58,389  Nedcor Ltd. (Ordinary)                   $  1,020,589   $      944,967    0.3%
Africa
             Beverages                   566  South African Breweries Ltd.
                                                (US Registered Shares)                       15,982            8,528    0.0
                                     211,564  South African Breweries Ltd.                5,400,631        3,193,283    1.1
                                                                                       ------------   --------------  ------
                                                                                          5,416,613        3,201,811    1.1

             Diversified             353,054  Sasol Limited                               4,063,738        1,620,921    0.6
             Holdings

             Foreign                          Republic of South Africa:
             Government      ZAL  11,800,000    12% due 2/28/2005                         2,002,454        1,602,068    0.6
             Obligations     ZAL  11,400,000    13% due 8/31/2010                         1,951,189        1,517,369    0.5
                                                                                       ------------   --------------  ------
                                                                                          3,953,643        3,119,437    1.1

             Insurance             4,176,588  FirstRand Limited                           4,859,437        3,550,456    1.3
                                      58,750  Liberty Life Association of
                                                Africa Limited                            1,902,714          895,762    0.3
                                                                                       ------------   --------------  ------
                                                                                          6,762,151        4,446,218    1.6

             Mining                  885,959  Gencor Ltd.                                 2,174,963        1,599,858    0.6

             Retail                1,337,198  Pick'n Pay Stores Ltd.                      1,524,007          865,648    0.3

                                              Total Investments in Africa                24,915,704       15,798,860    5.6


EUROPE


Greece       Banking                  13,436  National Bank of Greece S.A.                1,703,122        1,810,065    0.6

             Beverages               121,675  Hellenic Bottling Co. S.A.                  3,197,422        3,001,635    1.1

             Telecommunications      106,123  Hellenic Telecommunication
                                                Organization S.A.(GDR)(b)                 1,170,198        1,236,330    0.4

                                              Total Investments in Greece                 6,070,742        6,048,030    2.1


Hungary      Banking                  25,034  OTP Bank (GDR)(b)                           1,124,466          713,469    0.2

             Health/Personal          34,167  Gedeon Richter Ltd. (GDR)(b)                2,836,680        1,025,010    0.4
             Care

             Oil & Related           276,586  Mol Magyar Olay--es Gazipari
                                                Reszvenytaersasag (GDR)(b)                7,603,732        5,324,281    1.9

             Telecommunications    1,030,634  Magyar TavKozlesi Reszvenytarsasag
                                                (MATAV) (Ordinary)                        5,787,098        4,537,412    1.6

                                              Total Investments in Hungary               17,351,976       11,600,172    4.1


Italy        Beverages               831,820  Coca-Cola Beverages PLC                     2,194,947        1,892,434    0.7

                                              Total Investments in Italy                  2,194,947        1,892,434    0.7


Poland       Automotive              112,803  Debica S.A.                                 2,421,565        1,959,044    0.7

             Banking                 872,642  Wielkopolski Bank Kredytowy S.A.            6,561,763        5,377,626    1.9

             Computers               215,683  ComputerLand Poland S.A.                    4,830,569        2,114,539    0.7

             Electrical Components   687,794  Elektrim Spolka Akcyjna S.A.                6,579,930        6,974,270    2.4

             Multi-Industry          586,150  NFI Piast S.A. Fund                         1,804,847          779,891    0.3
                                     496,624  NFI Progress S.A. Fund                      1,547,501          598,175    0.2
                                                                                       ------------   --------------  ------
                                                                                          3,352,348        1,378,066    0.5

                                              Total Investments in Poland                23,746,175       17,803,545    6.2


Portugal     Telecommunications       34,439  Portugal Telecom S.A.                       1,226,901        1,252,674    0.4

                                              Total Investments in Portugal               1,226,901        1,252,674    0.4


Russia       Energy Sources        2,025,000  Irkutskenergo                                 255,917           26,325    0.0

             Telecommunications      544,800  Bashinformsvyaz                             1,455,190           81,720    0.0
                                     169,200  Nizhny Novgorod Telephone                     879,840            1,692    0.0
                                                                                       ------------   --------------  ------
                                                                                          2,335,030           83,412    0.0

             Utilities--Electric   2,066,208  Bashkirenergo                               1,187,599           22,728    0.0

                                              Total Investments in Russia                 3,778,546          132,465    0.0


Turkey       Banking              92,635,400  Yapi ve Kredi Bankasi A.S.                  1,458,763        1,051,764    0.4

             Building Products   191,206,538  Akcansa Cimento A.S.                        5,774,035        2,825,645    1.0

             Retail                2,766,662  Migros Turk T.A.S.                          2,520,039        1,994,422    0.7

                                              Total Investments in Turkey                 9,752,837        5,871,831    2.1


                                              Total Investments in Europe                64,122,124       44,601,151   15.6


LATIN
AMERICA


Argentina    Oil & Related           553,901  Perez Companc S.A. (Class B)                3,066,055        2,257,485    0.8
                                     142,700  YPF S.A. (ADR)(a)                           3,732,781        3,710,200    1.3
                                                                                       ------------   --------------  ------
                                                                                          6,798,836        5,967,685    2.1

             Real Estate               7,310  IRSA Inversiones y
                                                Representaciones S.A. (GDR)(b)              248,540          157,165    0.1

                                              Total Investments in Argentina              7,047,376        6,124,850    2.2


Brazil       Banking             247,539,679  Banco Bradesco S.A. (Preferred)             1,916,397        1,462,136    0.5
                                   1,248,577  Banco Itau S.A. (Preferred)                   681,860          589,995    0.2
                                                                                       ------------   --------------  ------
                                                                                          2,598,257        2,052,131    0.7

             Beverages             5,331,254  Companhia Cervejaria Brahma S.A.
                                                PN (Preferred)                            3,589,976        2,091,835    0.7

             Foreign                          Republic of Brazil:
             Government     US$    2,690,527    Floating Rate 'C' Brady Bonds,
             Obligations                          6.90% due 4/15/2014++                   1,547,408        1,600,863    0.6
                            US$    4,984,000    Floating Rate Par 'L' Brady Bonds,
                                                  5.50% due 4/15/2024++                   3,596,458        2,890,720    1.0
                            US$    4,410,000    Global Bonds, 10.125% due 5/15/2027       3,829,800        2,767,275    1.0
                                                                                       ------------   --------------  ------
                                                                                          8,973,666        7,258,858    2.6

             Mining                  161,154  Companhia Vale do Rio Doce                  3,450,919        2,447,702    0.9

             Oil & Related        22,000,536  Petroleo Brasileiro S.A.--Petrobras
                                                (Preferred)                               5,267,408        2,264,657    0.8


Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1998

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
LATIN AMERICA                    Shares Held/                                                                      Percent of
(concluded)  Industries          Face Amount         Investments                           Cost          Value     Net Assets
Brazil       Telecommunications   66,120,526  Embratel Participacoes S.A.              $  1,042,837    $     552,353    0.2%
(concluded)                       66,120,526  Tele Celular Sul Participacoes S.A.           130,355           50,214    0.0
                                  66,120,526  Tele Centro Oeste Celular
                                                Participacoes S.A.                           56,052           35,150    0.0
                                  66,120,526  Tele Centro Sul Participacoes S.A.            783,431          368,235    0.1
                                  66,120,526  Tele Leste Celular Participacoes S.A.          40,410           18,412    0.0
                                  66,120,526  Tele Nordeste Celular Participacoes S.A.       58,660           28,455    0.0
                                  66,120,526  Tele Norte Celular Participacoes S.A.          32,589           13,948    0.0
                                  66,120,526  Tele Norte Leste Participacoes S.A.           912,482          334,759    0.1
                                  66,120,526  Tele Sudeste Celular Participacoes S.A.       260,709          111,586    0.1
                                      83,706  Telecomunicacoes Brasileiras S.A.
                                                --Telebras (ADR)(a)                      10,209,419        5,775,714    2.0
                                  66,120,526  Telecomunicacoes Brasileiras S.A.
                                                --Telebras (Ordinary)                        13,035           13,948    0.0
                                  66,120,526  Telemig Celular Participacoes S.A.            130,355           55,793    0.0
                                   4,000,000  Telerj Celular PN 'B'                         331,299           82,693    0.0
                                  66,120,526  Telesp Celular Participacoes S.A.             521,418          278,966    0.1
                                  66,120,526  Telesp Participacoes S.A.                   1,759,787        1,037,754    0.4
                                                                                       ------------   --------------  ------
                                                                                         16,282,838        8,757,980    3.0

             Utilities--         198,699,000  Centrais Eletricas Basileiras S.A.
             Electric                           (Eletrobras)                              6,127,350        4,124,543    1.4
                                 203,124,533  Companhia Energetica de Minas Gerais
                                                S.A. (CEMIG) (Preferred)                  7,622,685        4,422,085    1.6
                                                                                       ------------   --------------  ------
                                                                                         13,750,035        8,546,628    3.0

                                              Total Investments in Brazil                53,913,099       33,419,791   11.7

Mexico       Banking                 310,877  Grupo Financiero Banorte, S.A.
                                                de C.V. (Class B)                           499,336          164,905    0.1

             Beverages               230,659  Panamerican Beverages, Inc. (US
                                                Registered Shares)(Class A)               7,342,896        4,108,613    1.4

             Broadcast--Media        254,467  Grupo Televisa, S.A. de C.V. (GDR)(b)       8,610,358        4,914,394    1.7

             Building Products         7,914  Cementos Mexicanos, S.A. de C.V.
                                                (Cemex)(ADR)(a)                              60,963           34,948    0.0
                                     322,855  Cementos Mexicanos, S.A. de C.V.
                                                (Cemex)(Class B)(ADR)(a)                  3,260,900        1,577,825    0.6
                                                                                       ------------   --------------  ------
                                                                                          3,321,863        1,612,773    0.6

             Foreign                          United Mexican States:
             Government       US$  8,654,000    Floating Rate Par, Brady Bonds,
             Obligations                          Series W-A, 6.25% due 12/31/2019++      6,791,921        6,447,230    2.2
                              US$  6,360,000    Global Bonds, 11.50% due 5/15/2026        6,735,037        6,248,700    2.2
                                                                                       ------------   --------------  ------
                                                                                         13,526,958       12,695,930    4.4

             Health/Personal       2,020,764  Kimberly-Clark de Mexico, S.A. de C.V.
             Care                               (Series A)                                6,277,329        5,002,284    1.7

             Multi-Industry          496,000  Grupo Carso, S.A. de C.V. 'A'               1,490,672        1,398,350    0.5

             Telecommunications      205,118  Telefonos de Mexico, S.A. de C.V.
                                                (ADR)(a)                                 10,074,221        9,076,472    3.2

             Television               31,800  TV Azteca, S.A. de C.V. (ADR)(a)              438,272          208,688    0.1

                                              Total Investments in Mexico                51,581,905       39,182,409   13.7


Venezuela    Foreign          US$  4,537,000  Republic of Venezuela, Global Bonds,
             Government                         9.25% due 9/15/2027                       3,058,107        2,518,035    0.9
             Obligations

             Telecommunications       41,450  Compania Anonima Nacional Telefonos
                                                de Venezuela S.A. (CANTV) (ADR)(a)          685,251          704,650    0.2

             Textiles                311,023  Sudamtex de Venezuela S.A.C.A.
                                                (ADR)(a)                                  4,160,773          439,351    0.2

                                              Total Investments in Venezuela              7,904,131        3,662,036    1.3

                                              Total Investments in Latin America        120,446,511       82,389,086   28.9


MIDDLE
EAST


Egypt        Banking                 221,225  Commercial International Bank (Egypt)
                                                S.A.E. (GDR)(b)                           2,020,811        2,007,617    0.7

                                              Total Investments in Egypt                  2,020,811        2,007,617    0.7


Israel       Banking               2,369,243  Bank Hapoalim Ltd.                          4,993,955        5,791,579    2.0
                                   1,988,177  Bank Leumi Le-Israel                        3,631,751        2,939,850    1.1
                                                                                       ------------   --------------  ------
                                                                                          8,625,706        8,731,429    3.1

             Drugs                    50,635  Teva Pharmaceutical Industries Ltd.
                                                (ADR)(a)                                  1,871,470        1,917,801    0.7

                                              Total Investments in Israel                10,497,176       10,649,230    3.8


                                              Total Investments in the Middle East       12,517,987       12,656,847    4.5


PACIFIC BASIN/
ASIA


China        Automobile            3,435,774  Qingling Motor Company (Class H)            1,621,059          665,160    0.2

             Telecommunications      641,500  Eastern Communications Co., Ltd.
                                                (Class B)                                   582,047          279,694    0.1

             Utilities--           2,202,000  Beijing Datang Power Generation Co.,
             Electric                           Ltd. (Class H)                            1,015,876          525,774    0.2

                                              Total Investments in China                  3,218,982        1,470,628    0.5


Hong Kong    Building             12,537,589  Anhui Conch Cement Co., Ltd.                3,572,210        1,132,720    0.4
             Products

             Telecommunications      320,855  Smartone Telecommunications                   857,156          875,850    0.3

             Transportation        9,720,000  Sichuan Expressway Co. (Class H)              972,603          815,436    0.3

                                              Total Investments in Hong Kong              5,401,969        2,824,006    1.0


Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1998


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                              (in US dollars)
PACIFIC BASIN/
ASIA                                                                                                              Percent of
(concluded)  Industries          Shares Held         Investments                           Cost          Value     Net Assets
India        Banking                   2,850  State Bank of India                      $     21,140   $       13,463    0.0%

             Building Products           800  Associated Cement Companies,
                                                Ltd. (The)                                   30,882           20,651    0.0
                                     108,263  Gujarat Ambujaya Cements Ltd. (GDR)(b)        893,254          500,716    0.2
                                                                                       ------------   --------------  ------
                                                                                            924,136          521,367    0.2

             Computer Software       131,900  Pentafour Software & Exports Ltd.           2,423,178        2,232,309    0.8

             Energy Sources            1,843  Bombay Suburban Electric Supply Co. Ltd.       10,259            6,897    0.0
                                     120,750  Bombay Suburban Electric Supply Co.
                                                Ltd. (GDR)(b)                             1,627,969        1,599,938    0.5
                                                                                       ------------   --------------  ------
                                                                                          1,638,228        1,606,835    0.5

             Financial Services          106  Housing Development Finance Corp.               9,035            6,050    0.0
                                       4,346  Industrial Credit &Investment
                                                Corporation of India Ltd.                    11,011            5,461    0.0
                                   1,122,732  Industrial Credit &Investment
                                                Corporation of India Ltd. (New)           2,763,962        1,430,569    0.5
                                                                                       ------------   --------------  ------
                                                                                          2,784,008        1,442,080    0.5

             Healthcare/              71,100  Hindustan Lever Limited                     2,854,705        2,819,757    1.0
             Personal Care

             Leisure & Tourism        51,400  EIH Ltd.                                      575,881          280,286    0.1

             Oil Services                400  Hindustan Petroleum Corporation Ltd.            5,058            2,751    0.0

             Telecommunications      281,100  Mahanagar Telephone Nigam Ltd.              2,104,541        1,343,151    0.5

             Textiles                  1,264  Reliance Industries Ltd.                        4,170            3,543    0.0

                                              Total Investments in India                 13,335,045       10,265,542    3.6


Indonesia    Building Products     1,536,500  P.T. Semen Gresik 'Foreign'                 1,165,510          869,717    0.3

             Telecommunications      315,265  P.T. Indonesian Satellite Corp.
                                                (Indosat) (ADR)(a)                        8,150,650        1,674,845    0.6

                                              Total Investments in Indonesia              9,316,160        2,544,562    0.9


Malaysia     Banking                 473,000  Malayan Banking BHD (Class A)                 993,395          480,468    0.2

             Diversified           1,388,000  Magnum Corporation BHD                      2,423,922          383,526    0.1
             Holdings

             Foods                   533,000  Nestle (Malaysia)  BHD                      4,105,653        1,907,579    0.7

             Natural Gas             713,000  Petronas Gas BHD                            2,966,536        1,210,224    0.4

             Oil & Related         1,223,500  Petronas Dagangan BHD                       3,111,523          734,100    0.3

             Telecommunications      559,000  Telekom Malaysia BHD                        1,939,436          882,632    0.3

             Tobacco                 244,800  Rothmans of Pall Mall (Malaysia) BHD        2,588,279        1,056,505    0.4

                                              Total Investments in Malaysia              18,128,744        6,655,034    2.4


Pakistan     Electrical                  100  Karachi Electric Supply Corp. Ltd.                 66               19    0.0
             Components

                                              Total Investments in Pakistan                      66               19    0.0


South        Electronic               72,420  Samsung Display Devices Co., Ltd.           3,415,214        1,695,103    0.6
Korea        Component                12,496  Samsung Display Devices Co.,
                                                Ltd. (Rights)(c)                                  0                0    0.0
                                                                                       ------------   --------------  ------
                                                                                          3,415,214        1,695,103    0.6

             Electronics              85,058  Samsung Electronics Co., Ltd.               3,506,971        2,327,839    0.8

             Steel                   137,860  Pohang Iron & Steel Co., Ltd.               6,837,028        5,473,196    1.9

                                              Total Investments in South Korea           13,759,213        9,496,138    3.3


Taiwan       Banking               3,493,545  Bank Sinopac                                3,353,948        1,501,612    0.5
                                   2,865,240  E. Sun Commercial Bank                      2,045,284        1,252,495    0.4
                                                                                       ------------   --------------  ------
                                                                                          5,399,232        2,754,107    0.9

             Chemicals             1,460,880  Formosa Plastic Corporation (FPC)           2,711,079        1,883,766    0.7

             Electronic Component    550,636  Mosel Vitelic, Inc.                           610,323          342,940    0.1

             Steel                 2,444,000  China Steel Corporation                     1,613,940        1,464,971    0.5

             Transportation--      3,458,750  Yang Ming Marine Transport                  4,113,233        2,508,099    0.9
             Marine

                                              Total Investments in Taiwan                14,447,807        8,953,883    3.1


Thailand     Banking                 576,200  Bangkok Bank Public Co. Ltd.
                                                (Registered Shares)                       1,394,909          547,302    0.2
                                     994,900  Thai Farmers Bank Public Company
                                                Limited 'Foreign'                         3,688,723          667,803    0.2
                                                                                       ------------   --------------  ------
                                                                                          5,083,632        1,215,105    0.4

             Building Products     1,218,754  Siam City Cement Public Company
                                                Limited 'Foreign'                         4,975,615        1,913,950    0.7

             Television              404,500  BEC World Public Company Limited            4,263,876        1,977,419    0.7

                                              Total Investments in Thailand              14,323,123        5,106,474    1.8

                                              Total Investments in the Pacific
                                              Basin/Asia                                 91,931,109       47,316,286   16.6


Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1998


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                              (in US dollars)
SHORT-TERM                          Face                                                                           Percent of
SECURITIES                         Amount                Investments                       Cost          Value     Net Assets
             Commercial      US$  12,000,000  Concord Minutemen Capital Co. LLC,
             Paper*                             5.54% due 10/15/1998                   $ 11,974,147   $   11,974,147    4.2%
                                  10,000,000  Countrywide Home Loans, Inc., 5.53%
                                                due 10/02/1998                            9,998,464        9,998,464    3.5
                                  10,000,000  Edison Asset Securitization LLC, 5.53%
                                                due 10/09/1998                            9,987,711        9,987,711    3.5
                                   9,317,000  General Motors Acceptance Corp.,
                                                5.88% due 10/01/1998                      9,317,000        9,317,000    3.3
                                  10,000,000  Knight-Ridder, Inc., 5.60% due
                                                10/08/1998                                9,989,111        9,989,111    3.5
                                  10,000,000  Lexington Parker Inc., 5.54% due
                                                10/09/1998                                9,987,689        9,987,689    3.5
                                   3,791,000  Mont Blanc Capital Corp., 5.52%
                                                due 10/15/1998                            3,782,862        3,782,862    1.3
                                  10,000,000  Thames Asset Global Securitization
                                                Inc., 5.57% due 10/16/1998                9,976,791        9,976,791    3.5

                                              Total Investments in Short-Term
                                              Securities                                 75,013,775       75,013,775   26.3


             Total Investments                                                         $388,947,210      277,776,005   97.5
                                                                                       ============
             Other Assets Less Liabilities                                                                 7,247,447    2.5
                                                                                                      --------------  ------
             Net Assets                                                                               $  285,023,452  100.0%
                                                                                                      ==============  ======


             Net Asset Value:    Class A--Based on net assets of $146,366,231 and
                                          18,902,406 shares outstanding                               $         7.74
                                                                                                      ==============
                                 Class B--Based on net assets of $99,919,971 and
                                          13,135,629 shares outstanding                               $         7.61
                                                                                                      ==============
                                 Class C--Based on net assets of $19,647,116 and
                                          2,592,452 shares outstanding                                $         7.58
                                                                                                      ==============
                                 Class D--Based on net assets of $19,090,134 and
                                          2,473,950 shares outstanding                                $         7.72
                                                                                                      ==============


            *Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.
           ++Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of uncollateralized principal or interest payments since there is a high default of commercial bank loans by countries issuing these securities.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)The rights may be exercised until 10/15/98.




PORTFOLIO INFORMATION

Ten Largest Equity Holdings                      Percent of
As of September 30, 1998                         Net Assets

Telefonos de Mexico, S.A. de C.V. (ADR)            3.2%
Elektrim Spolka Akcyjna S.A.                       2.4
Bank Hapoalim Ltd.                                 2.0
Telecomunicacoes Brasilieras S.A.--
Telebras (ADR)*                                    2.0
Pohang Iron & Steel Co., Ltd.                      1.9
Wielkopolski Bank Kredytowy S.A.                   1.9
Mol Magyar Olay--es Gazipari Reszvenytarsasag
  (GDR)                                            1.9
Kimberly-Clark de Mexico, S.A. de C.V. (Series A)  1.7
Grupo Televisa, S.A. de C.V. (GDR)                 1.7
Magyar TavKozlesi Reszvenytarsasag (MATAV)
  (Ordinary)                                       1.6

[FN]
*Includes combined holdings.



Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1998



EQUITY PORTFOLIO CHANGES


For the Quarter Ended September 30, 1998

Additions

Bombay Suburban Electric Supply Co. Ltd.
  (GDR)
Centrais Eletricas Basileiras S.A.
  (Eletrobras)
Coca-Cola Beverages PLC
Companhia Vale do Rio Doce
Embratel Participacoes S.A.
Hindustan Lever Limited
South African Breweries Ltd. (US Registered
  Shares)
TV Azteca, S.A. de C.V. (ADR)
Tele Celular Sul Participacoes S.A.
Tele Centro Oeste Celular Participacoes
  S.A.
Tele Centro Sul Participacoes S.A.
Tele Leste Celular Participacoes S.A.
Tele Nordeste Celular Participacoes S.A.
Tele Norte Celular Participacoes S.A.
Tele Norte Leste Participacoes S.A.
Tele Sudeste Celular Participacoes S.A.
Telemig Celular Participacoes S.A.
Telesp Celular Participacoes S.A.
Telesp Participacoes S.A.
Teva Pharmaceutical Industries Ltd. (ADR)
YPF S.A. (ADR)



Deletions

Alpha Credit Bank S.A.
Adana Cimento Sanayii T.A.S. (Class A)
Akbank T.A.S. (Ordinary)
Apasco, S.A. de C.V.
Arcelik A.S.
BIG Bank Gdanski S.A. (GDR)
Banco de Galicia y Buenos Aires S.A. (ADR)
Beijing Yanhua Petrochemical Company Ltd.
  (Class H)(ADR)
Billiton PLC
C.A. La Electricidad de Caracas S.A.I.C.A.--
  S.A.C.A.
City Telecom (H.K.) Ltd.
Companhia Paranaense de Energia S.A.--
  Copel (ADR)
Companhia de Vale do Rio Doce S.A.
  (Preferred)
Elval S.A.
Gedeon Richter Ltd. (GDR)
Grupo Carso, S.A. de C.V. (ADR)
Grupo Financiero Banamex Accival S.A. 'B'
  (Banacci)
Hellenic Petroleum S.A.
Henderson China Holding Ltd.
Hicom Holdings BHD
Malayan Banking BHD
Nasionale Pers Beperk (Class N)
Northern Electric Telekomunikasyon A.S.
  (NETAS)
P.T. Telekomunikasi Indonesia (ADR)
Pick'n Pay Stores Ltd. (N Shares)
Rembrandt Controlling Investments Ltd.
Sun International (South Africa) Ltd.
Sinocan Holdings Ltd.
Tata Chemicals Ltd.
Uniao de Bancos Brasileiros S.A. (Unibanco) (GDR)




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863